                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8K12G3

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2001


                           DOMAIN REGISTRATION, CORP.
             (Exact name of registrant as specified in its charter)


     Nevada                          000-25489                     88-0508728
---------------                     -----------                  --------------
(State or other                     (Commission                  (IRS Employer
jurisdiction of                     File Number)                 Identification
 incorporation)                                                       No.)

  6767 W. Tropicana Avenue, Suite 207
           Las Vegas, Nevada                                         89103
--------------------------------------------                    ----------------
(Address of principal executive offices)                           (Zip Code)


                            Bahamas Enterprises, Inc.
                       6767 W. Tropicana Avenue, Suite 207
                             Las Vegas, Nevada 89103

                                Suzy-Path, Corp.
                       6767 W. Tropicana Avenue, Suite 207
                             Las Vegas, Nevada 89103
             (Former names and addresses of predecessor registrant)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                Pursuant to Articles and Plan of Merger by and between Bahamas Enterprises, Inc., a Nevada corporation, and Suzy-Path, Corp., a Nevada corporation, and Suzy-Path, Corp. and Domain Registration, Corp. a Nevada corporation, each effective October 10, 2001, Domain Registration, Inc., a Nevada corporation (the "Company"), became the successor company (successor by merger-acquisition of assets) in connection with a series of Articles and Plans of Merger which resulted in the acquisition of all of the assets subject to the liabilities and obligations of each of Bahamas Enterprises, Inc. and Suzy-Path, Corp.

                The transaction was approved by the unanimous consent of the board of directors of Bahamas Enterprises, Inc. and the majority of the shareholders (written consent) of Bahamas Enterprises, Inc. on September 26, 2001. The resulting merger was approved by the unanimous consent of the Board of Directors of Suzy-Path, Corp. and Domain Registration, Corp. on September 26, 2001 and by the majority of the shareholders (written consent) of Suzy-Path, Corp. on September 26, 2001 and the sole shareholder of Domain Registration, Corp. on September 26, 2001. The transaction is intended to qualify as a reorganization within he meaning of Section 368(a)(1)(a) of the Internal Revenue Code of 1986, as amended. Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the general rules and regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Bahamas Enterprises, Inc. and Suzy-Path, Corp. for reporting purposes under the Securities Exchange Act of 1934 ("Exchange Act") and elects to report under the Securities Exchange Act, as amended.

                As of the effective date of the agreement, Amy Hadley, Felicia May Nilson and Stuart Curtis Nilson, became the officers and directors of Domain Registration, Corp. As of October 9, 2001, Vickie L. Andre resigned as an officer and director of Bahamas Enterprises, Inc.

                The following table sets forth information regarding the beneficial ownership of the shares of the common stock (the only class of shares previously issued by the Company) at October 10, 2001 by (i) each person known by the Company to the be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of common stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group, prior to an upon completion of the transaction. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person.


               Name and                     Amount and
               Address of                   Nature of
Title          Beneficial                   Beneficial     Number of       Percent
of Class       Owner                        Owner          Shares          of Class
--------       ----------                   ----------     ---------       --------
Common         Felicia May Nilson           Record           500,000       12.195%
               7901 High Stream Avenue
               Las Vegas, Nevada 89130

Common         Stuart Curtis Nilson         Record           600,000       14.634%
               7901 High Stream Avenue
               Las Vegas, Nevada 89130

Common         Vickie L. Andre              Record           350,000        8.536%
               945 W. Cantebria Drive
               Gilbert, Arizona 85233

Common         Amy Hadley                   Record         2,000,000       48.780%
               334 N. Cuyamaca Street
               El Cajon, CA 92020

Common         All Officers and                            3,450,000       84.145%
               Directors as a Group
               (four [4] individuals)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                Pursuant to the Articles and Plan of Merger, we succeeded to the business and assets of Bahamas Enterprises, Inc. and Suzy-Path, Corp. No material relationship exists between the shareholders of Bahamas Enterprises, Inc. and Suzy-Path, Corp. We were a wholly owned subsidiary of Suzy-Path, Corp. Except as set forth above, there are no other material relationships existing between the shareholders of any of the companies, any director or officer, or any associate of any such directors or officers of Bahamas Enterprises, Inc. and Suzy-Path, Corp. and us. The consideration exchanged pursuant to the agreement was negotiated between the parties in an arms length transactions.

                All references to Company or we include the assets, subject to liabilities acquired by the Company as a result of the Articles and Plan of Merger.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

A.      Company Summary.

Successor
Issuer
election:             Pursuant to Rule 12g-3(a) of the general rules and
                      regulations of the Securities and Exchange
                      Commission, we elected to become the successor issuer to Bahamas Enterprises, Inc. and Suzy-Path,
                      Corp. because of our direct acquisition of the assets compromising a going business for reporting purposes under said Securities Exchange Act of 1934 and we elect to report under the Act effective
                      September 30, 2001. We have adopted December 31 as our fiscal year end to coincide with the fiscal year ends of Bahamas Enterprises, Inc. and Suzy-
                      Path, Corp.

Our Company:          Our principal executive offices are located at 6767
                      West Tropicana Avenue, Suite 207, Las Vegas, Nevada
                      89103-4754. Our telephone number is (702) 248-1027.

Our Business:         We are a service organization and we collect a
                      selling commission for referring customers who purchase Verio, Inc.'s ("Verio") domain registration services, web hosting services and e-commerce services.

                      We have been appointed as a non-exclusive authorized sales representative in the United States to solicit sales of Verio's services. We are an independent contractor and we participate in what is known as Verio's Web Agent Referral Program ("WARP Program"). We make residual income for referring business to Verio. Our current agreement commenced as of September 28, 2001 and remains in effect for two years unless terminated pursuant to the provisions of the agreement. We may request up to three one year extensions of the agreement.

                      We can direct our customers to visit our web site to place orders or we can place orders on behalf of our customers or visitors can access our web site which allows them to place orders directly. The visitors are tracked through our site so when a visitor places an order on our page, we receive a



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                      commission for the sale after payment to Verio.

                      Although we consider our web site "under construction," the web site is available to be accessed on the world wide web. We have defined "under construction" to mean that we intended to make substantive changes or improvements to the web site.

Verio: Verio is a large web hosting company and a provider of comprehensive internet services. Although potential customers could go directly to Verio (or any other third party) provider of domain registration services, web hosting services and e-commerce services, we believe that the so-called low end, entry level services which we market, through Verio's web agent referral program ("WARP"), constitutes a less competitive niche wherein we may be able to achieve residual income for referring customers to Verio through the use of a user friendly web site.

We May Not
be Able to
Continue
as a Going
Concern: Our auditor we prepare our financial statements assuming that we will continue as a going concern and he will issue a qualified report. The financial statements will contemplate the realization of assets and the liquidation of liabilities in the normal course of business. Currently, however, we do not have sufficient cash or other material assets nor do we have sufficient operations or a sufficient source of revenue to cover our operational costs which would allow us to continue as a going concern. The officers and directors (majority shareholders have committed to advancing us funds for limited operating costs incurred.)

Financial
Condition:            We currently have limited liquid current assets and
                      we have received no revenue from operations. Our web site has been accessed by visitors and we may have sales pending. We will have a loss from inception through September 30, 2001. Without the implementation of any marketing plan, our current



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                      "burn rate" is less than $80 per month.  Upon
                      implementation of our marketing plan, we expect that our "burn rate" will increase to approximately $800 per month. Not to exceed $500 per month will be expended for maintaining our web site and for the strategic listing of our web site with major search engines. The balance of approximately $300 will be utilized in connection with establishing reciprocal click-through agreements with complementary web site and for the expenses of having us comply with the federal securities laws.

                      The officers and directors have agreed to fund our "burn rate," and expenses of having us comply with the federal securities laws (and being a public company) and have orally agreed to extend, if required, a "line of credit" in the amount of $10,000, without interest, to implement our marketing plan. The line of credit will expire on August 31, 2002. As of the date hereof, no funds have been drawn down on the line of credit. These agreements may not be enforceable.

                      As we are deemed to be a development stage company, we have a net loss and may not be profitable in the future. If we do not achieve any revenue growth sufficient to absorb our planned expenditures, we could experience additional losses in future periods. These losses or fluctuations that our operating results could cause you to have the financial risk of losing your entire investment.

Our
Competitive
Disadvantage:         We face competition from many entities providing
                      services similar to ours. The market for the providing of domain registration and web service hosting is extremely competitive, highly fragmented, and has no substantial barriers to entry. Verio is also a direct competitor of ours.
                      Our unproven market strategy will include the strategic listing of our web site with major search engines so our customers can find us and will include reciprocal click-through agreements with complementary web sites who may refer customers to our web site. Although we are reliant upon Amy
                      Hadley, our president, for implementing our marketing strategy, the limited part-time

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                      contribution of her time may not be sufficient for
                      us to implement our marketing strategy. Domain registration services supplied by competitors are substantially identical in nature but web hosting services can be more specialized.

                      With customers obtained and secured only through the internet, with the ability to have a customer talk directly to one of our representatives (supplied through Verio), with the emphasis on the low-end entry level market, we believe that we will have an ability to generate revenues from customers registering domain names and/or utilizing Verio's web hosting services. However, there is no assurance that will be able to compete effectively in the low-end entry level service market when we have management that lacks relevant business experience and with one part-time employee, Amy Hadley, who will be devoting limited time to our efforts. We may not have market acceptance of our services and the limited experiences and part-time effort of Amy Hadley puts us at a competitive disadvantage and our future uncertain.

B.      Risk Factors.

                In addition to the other information in this Form 8K12G3, the following risk factors should be considered carefully in evaluating our business.

1. An investment in our shares of common stock involves a high degree of risk and you may lose your entire investment.

                We have no operating history nor have we received any revenues or earnings from operations. We have no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until we have generated substantial revenues from customers registering domain names and/or utilizing web hosting services.

2. Unless we obtain loans or additional funding, we may not be able to continue as a going concern.

                Our auditor's going concern opinion and the notation in the financial statements will indicate that we do not have significant cash or other material assets and that we are relying on advances from stockholders, officers and directors to meet limited operating expenses. Our financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts and classification of liabilities that might result should we be unable to continue as a going concern. We will have a loss from inception through September 30, 2001.

                Without the implementation of any marketing plan, our current "burn rate" is less than $80 per month. Upon implementation of our marketing plan, we expect that our "burn rate" will increase to approximately $800 per month. Not to exceed $500 per month will be expended for the strategic listing of our web site with major search engines. The balance will be utilized in connection with establishing reciprocal click-through agreements with complementary web site and for the expenses of having us comply with the federal securities laws. The officers and directors have agreed to fund our "burn rate," and expenses of having us comply with the federal securities laws (and being a public company) and have orally agreed to extend, if required, a "line of credit" in the amount of $10,000, without interest, to implement our marketing plan. The line of credit will expire on August 31, 2002. As of the date hereof, no funds have been drawn down on the line of credit. These agreements may not be enforceable.

                If we do not secure the loans (or raise additional capital if the loans are not forthcoming), you may lose your entire investment.

3. We currently commenced business operations and has no current operating history which makes an evaluation of us difficult.

                We have a limited operating history. As of September 30, 2001, we will have incurred losses and we expect losses to continue. There is nothing at this time on which to base an assumption that our business plan will prove successful, and there is no assurance that we will be able to operate profitably.

4. Our success is dependent on management which has other full time employment, has limited experience and will only devote limited part time working for us which makes our future even more uncertain.

                As compared to many other public companies, we do not have any depth of managerial and technical personnel. Our management has no experience with the domain registration and web hosting business. Furthermore, our officers and directors will not be employed by us as they are involved with other businesses and have other interests which could give rise to conflicts of interest with respect to the business of and the amount of time devoted to our business.

5. In addition to having no full time management and lack of experience in the domain registration and web hosting business, if we lose Amy Hadley, our business would be impaired.

                Our success is heavily dependent upon the continued participation of our president, Amy Hadley. Loss of her services could have a material adverse effect upon our business development. We do not maintain "key person" life insurance on Amy Hadley's life. We do not have a written employment agreement with Amy Hadley. There can be no assurance that we will be able to recruit or retain other qualified personnel, should it be necessary to do so.

6. Our officers and directors are the principal stockholders and will be able to approve all corporate actions without your consent and will control our Company.

                Our principal stockholders Amy Hadley, Felicia May Nilson, Stuart Curtis Nilson and Vickie L. Andre currently own approximately 84% of our common stock. They will have significant influence over all matters requiring approval by our stockholders, but not requiring the approval of the minority stockholders. In addition, Amy Hadley, Felicia May Nilson and Stuart Curtis Nilson are directors and will be able to elect all of the members of our board of directors, allowing them to exercise significant control of our affairs and management. In addition, they may transact most corporate matters requiring stockholder approval by written consent, without a duly-noticed and duly-held meeting of stockholders.

7. We face competition from other entities providing services similar to ours; accordingly, we may not be able to compete effectively with other selling organizations and with other entities providing services similar to ours.

                We will face intense competition in all aspects of the internet business. The market for the providing of domain registration and web service hosting is extremely competitive and highly fragmented. There are no substantial barriers to entry and we expect that competition will continue to intensify. The primary competitive factors determining success in this market are a reputation for reliability and service, effective customer support, and pricing. Our affiliate sales relationship with Verio will assist us in competing. However, our competition may offer convenience and customer service superior to ours. In addition, these companies may have better marketing and distribution channels. There can be no assurance that we will be able to compete effectively in this highly competitive industry, which could have a material impact upon market acceptance of our services.

8. Our plan of operation may incorporate estimates rather than actual figures. Our plan of operation and the implementation of our plan of operation assume that our estimates are correct, however, the actual results may differ materially and adversely when the actual figures are determined.

                The discussion of our plan of operation is management's best estimate and analysis of the potential market, opportunities and difficulties that we face. There can be no assurances that the underlying assumptions accurately reflect our opportunities and potential for success. Competitive and economic forces make forecasting of revenues and costs difficult and unpredictable.

9.      You will receive no dividends on your investment.

                We have never paid dividends. We do not anticipate declaring or paying dividends in the foreseeable future. Our retained earnings, if any, will finance the development and expansion of our business. Our dividends will be at our board of directors' discretion and contingent upon our financial condition, earnings, capital requirements and other factors. Future dividends may also be affected by covenants contained in loan or other financing documents we may execute. Therefore, there can be no assurance that cash dividends of any kind will ever be paid.

10. If we issue future shares, present investors' per share value will be diluted.

                We are authorized to issue a maximum of 50,000,000 shares of common shares. As of October 24, 2001, there were 4,100,000 shares issued and outstanding. The board of directors' authority to issue common stock without shareholder consent may dilute the value of your common stock.

11. Our common stock has no public market and the value may decline after the offering.

                There is no established public trading market or market maker for our securities. There can be no assurance that a market for our common stock will be established or that, if established, a market will be sustained. Therefore, if you purchase our securities you may be unable to sell them. Accordingly, you should be able to bear the financial risk of losing your entire investment.

12. Our common stock may never be public traded and you may have no ability to sell the shares.

                We plan to seek a listing on the Over The Counter ("OTC") Bulletin Board. We will contact a market maker to seek the listing on our behalf.

                Only market makers can apply to quote securities. Market makers who desire to initiate quotations in the OTC Bulletin Board system must complete an application (Form 211) and by doing so, will have to represent that it has satisfied all applicable requirements of the Securities and Exchange Commission Rule 15c2-11 and the filing and information requirements promulgated under the National Association of Securities Dealers' ("NASD") Bylaws. The OTC Bulletin Board will not charge us with a fee for being quoted on the service. NASD rules prohibit market makers from accepting any remuneration in return for quoting issuers' securities on the OTC Bulletin Board or any similar medium. We intended to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and, as such, we may be deemed compliant with Rule 15c2-11. The NASD Regulators, Inc. will review the market maker's application and if cleared, it cannot be assumed by any investor that any federal, state or self-regulatory requirements other than certain NASD rules and Rule 15c2-11 have been considered by the NASD Regulation, Inc. Furthermore, the clearance should not construed by any investor as indicating that the NASD Regulation, Inc., the Securities and Exchange Commission or any state securities commission has passed upon the accuracy or adequacy of the documents contained in the submission.

                We have not contacted any market maker for sponsorship of our shares on the OTC Bulletin Board.

                The OTC Bulletin Board is a market maker or dealer-driven system offering quotation and trading reporting capabilities - a regulated quotation service - that displays real-time quotes, last- sale prices, and volume information in OTC equity securities. The OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchanges. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting market makers or dealers in stocks.

                If we are unable to obtain a market maker to sponsor our

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listing, we will be unable to develop a trading market for our common stock. We may be unable to locate a market maker that will agree to sponsor our securities. Even if we do locate a market maker, there is no assurance that our securities will be able to meet the requirements for a quotation or that the securities will be accepted for listing on the OTC Bulletin Board.

13. If our common stock does not meet blue sky resale requirements, you may be unable to resell your securities.

                The common stock must meet the blue sky resale requirements in the states in which the proposed purchasers reside. If we are unable to qualify the securities offered and there is no exemption from qualification in certain states, the holders of the securities or the purchasers of the securities may be unable to sell them.

14. Our shareholders may face significant restrictions on the resale of our common stock due to state "blue sky" laws.

                There are state regulations that may adversely affect the transferability of our common stock. We have not registered our common stock for resale under the securities or "blue sky" laws of any state. We may seek qualification or advise our shareholders of the availability of an exemption. We are under no obligation to register or qualify our common stock in any state or to advise the shareholders of any exemptions.

                Current shareholders, and person who desire to purchase the common stock in any trading market that may develop in the future, should be aware that there might be significant state restrictions upon the ability of new investors to purchase the securities.

                Blue sky laws, regulations, orders, or interpretations place limitations on offerings or sales of securities by "blank check" companies or in "blind-pool" offerings, or if such securities represent "cheap stock" previously issued to promoters or others. We are not a "blank check" or "blind pool" company. The selling security holders, because they originally paid $.001 for each share, may be deemed to hold "cheap stock." These limitations typically provide, in the form of one or more of the following limitations, that such securities are:

                (a) Not eligible for sale under exemption provisions permitting sales without registration to accredited investors or qualified purchasers;

                (b) Not eligible for the transaction exemption from registration for non-issuer transactions by a registered broker-dealer;

                (c) Not eligible for registration under the simplified small corporate offering registration (SCOR) form available in many states;

                (d) Not eligible for the "solicitations of interest" exception to securities registration requirements available in many states;

                (e) Not permitted to be registered or exempted from registration, and thus not permitted to be sold in the state under any circumstances.

                Virtually all 50 states have adopted one or more of these limitations, or other limitations or restrictions affecting the sale or resale of stock of blank check companies or securities sold in "blind pool" offerings or "cheap stock" issued to promoters or others. Specific limitations on such offerings have been adopted in:

               Alaska               Nevada                Tennessee
               Arkansas             New Mexico            Texas
               California           Ohio                  Utah
               Delaware             Oklahoma              Vermont
               Florida              Oregon                Washington
               Georgia              Pennsylvania
               Idaho                Rhode Island
               Indiana              South Carolina
               Nebraska             South Dakota

                Any secondary trading market which may develop, may only be conducted in those jurisdictions where an applicable exemption is available or where the shares have been registered.

15. Our common stock may be subject to significant restriction on resale due to federal penny stock restrictions.

                The Securities and Exchange Commission has adopted rules that regulate broker or dealer practices in connection with transactions in penny stocks. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange system). The penny stock rules require a broker or dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker or dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker or dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The penny stock rules also require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker or dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

                These disclosure requirements may have the effect of reducing the level of trading activity in any secondary market for our stock that becomes subject to the penny stock rules, and accordingly, customers in our securities may find it difficult to sell their securities, if at all.

C.      Legal Proceedings.

                We are not aware of any pending or threatened legal proceedings which involve the Company.

D.      Directors, Executive Officers, Promoters, and Control Persons.

Directors and Officers.

                Our bylaws currently provide that we shall have a minimum of three directors on the board at any one time. Vacancies are filled by a majority vote of the remaining directors then in office. The directors and executive officers of the Company are as follows:

             Name and Address        Age         Positions Held
             ----------------        ---         --------------
             Amy Hadley              40          President/Director

             Scott Curtis Nilson     27          Secretary/Treasurer
                                                 Director

             Felicia May Nilson      29          Director

                Amy Hadley, Felicia May Nilson and Scott Curtis Nilson will serve as the directors until our next annual shareholder meeting to be held within 120 days after the close of our fiscal year's or until a successor is elected who accepts the position. Directors are elected for one-year terms.

                Amy Hadley

                Amy Hadley has been a major shareholder of the Company since October 10, 2001 and is the President and a director of the Company. From 1990 to the present, she has been employed as a Technical Support Specialist for NORAD. She has been responsible for project support, presentation, setup, graphics design and research and development in synthetic warfare, demonstration support and SAF operations (computer wargaming). She is also the owner of ANG Enterprises, a boutique website design firm providing layout, uploading and maintenance of customer websites.

                Stuart Curtis Nilson

                Stuart Curtis Nilson has been a major shareholder of the Company since 1996 and has been the Secretary, Treasurer and a director since 1999. From 1994 to the present, he has been employed by York International in connection with the evaluation, design and fabrication of duct and pipe systems for existing projects, as well as for new projects.

                Felicia May Nilson

                Felicia May Nilson has been a major shareholder of the Company since 1996, had been the President until October 10, 2001, and a director since 1999. From 1994 to the present, she has been an executive administrative assistance at Spanish Trail Associates, with responsibilities for all real estate projects, including budgeting, forecasting, financial analysis, with renter liaison.

Significant Employees.

                Other than Amy Hadley, there are no employees who are expected to make a significant contribution to our Company.

Family Relationships.

                There are no family relationships among our officers, directors, or persons nominated for such positions.

Legal Proceedings.

                No officer, director, or persons nominated for such positions and no promoter or significant employee of our corporation has been involved in legal proceedings that would be material to an evaluation of our management.

E.      Security Ownership of Certain Beneficial Owners and Management.

                The following tables set forth the ownership, as of September 30, 2001, of our common stock (a) by each person known by us to be the beneficial owner of more than five (5%) percent of our outstanding common stock, and (b) by each of our directors, by all executive officers and our directors as a group. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Security Ownership of Certain Beneficial Owners.

                The following table sets forth the security and beneficial ownership for each class of our equity securities any for any person who is known to be the beneficial owner of more than five (5%) percent of our outstanding common stock.

               Name and                     Amount and
               Address of                   Nature of
Title          Beneficial                   Beneficial    Number of      Percent
of Class       Owner                        Owner         Shares         of Class
--------       ----------                   ----------    ---------      --------
Common         Felicia May Nilson           Record          500,000      12.195%
               7901 High Stream Avenue
               Las Vegas, Nevada 89130

Common         Stuart Curtis Nilson         Record          600,000      14.634%
               7901 High Stream Avenue
               Las Vegas, Nevada 89130

Common         Vickie L. Andre              Record          350,000       8.536%
               945 W. Cantebria Drive
               Gilbert, Arizona 85233

Common         Amy Hadley                   Record        2,000,000      48.780%
               334 N. Cuyamaca Street
               El Cajon, CA 92020

Common         All Officers and                           3,450,000      84.145%
               Directors as a Group
               (four [4] individuals)

Security Ownership of Officers and Directors.

                The following table sets forth the ownership for each class of our equity securities owned beneficially and of record by all directors and officers.

               Name and                     Amount and
               Address of                   Nature of
Title          Beneficial                   Beneficial    Number of      Percent
of Class       Owner                        Owner         Shares         of Class
--------       -----                        -----         ------         --------
Common         Felicia May Nilson           Record          500,000      12.195%
               7901 High Stream Avenue
               Las Vegas, Nevada 89130

Common         Stuart Curtis Nilson         Record          600,000      14.634%
               7901 High Stream Avenue
               Las Vegas, Nevada 89130

Common         Amy Hadley                   Record        2,000,000      48.780%
               334 N. Cuyamaca Street
               El Cajon, CA 92020

Common         All Officers and                           3,100,000      75.609%
               Directors as a Group
               (three [3] individuals)

                There are currently no arrangements which would result in a change in our control.

F.      Description of Securities.

                The following description is a summary and is qualified in its entirety by the provisions of our articles of incorporation and bylaws, copies of which have been filed as exhibits to this report.

Common Stock.

                We are authorized to issue 50,000,000 shares of common stock $.001 par value. We have 4,100,000 common shares issued and outstanding. All shares of common stock outstanding are validly issued, fully paid and non-assessable.

Voting Rights.

                Each share of common stock entitles the holder to one vote, either in person or by proxy, at meetings of shareholders. The holders are not permitted to vote their shares cumulatively. Accordingly, the holders of common stock holding, in the aggregate, more than fifty percent of the total voting rights can elect all of our directors and, in such event, the holders of the remaining minority shares will not be able to elect any of such directors. The vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law.

                Section 2115 of the California General Corporation law, however, provides that a corporation incorporated under the laws of a jurisdiction other than California, but which has more than one-half of its "outstanding voting securities" and which has a majority of its property, payroll and sales in California, based on the factors used in determining its income allocable to California on its franchise tax returns, may be required to provide cumulative voting until such time as the Company has its shares listed on certain national securities exchanges, or designated as a national market security on NASDAQ (subject to certain limitations). Accordingly, holders of the our common stock may be entitled to one vote for each share of common stock held and may have cumulative voting rights in the election of directors. This means that holders are entitled to one vote for each share of common stock held, multiplied by the number of directors to be elected, and the holder may cast all such votes for a single director, or may distribute them among any number of all of the directors to be elected.

                Our existing directors who are also shareholders, acting in harmony, will be able to elect all of the members of our board of directors even if Section 2115 is applicable.

Dividend Policy.

                All shares of common stock are entitled to participate proportionally in dividends if our board of directors declares them out of the funds legally available and subordinate to the rights, if any, of the holders of outstanding shares of preferred stock. These dividends may be paid in cash, property or additional shares of common stock. We have not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future dividends will be at the discretion of our board of directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors. Therefore, there can be no assurance that any dividends on the common stock will be paid in the future.

Miscellaneous Rights and Provisions.

                Holders of common stock have no preemptive or other subscription rights, conversion rights, redemption or sinking fund provisions. In the event of our dissolution, whether voluntary or involuntary, each share of common stock is entitled to share proportionally in any assets available for distribution to holders of our equity after satisfaction of all liabilities and payment of the applicable liquidation preference of any outstanding shares of preferred stock.

G. Disclosure of commission position on indemnification for securities act liabilities.

                Insofar as indemnification for liabilities arising under the Securities Acts may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by our directors, officers or controlling persons in the successful defense of any action, suit or proceedings, is asserted by such director, officer, or controlling person in connection with any securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Acts and will be governed by the final adjudication of such issues.

H.      Description of business.

                The discussion contained in H. Description of Business contains "forward-looking statements" that involve risk and uncertainties. These statements may be identified by the use of terminology such as "believes," "expects," "may," "will," "should" or anticipates" or expressing this terminology negatively or similar expressions or by discussions of strategy. The cautionary statements made in this Form 8K12G3 report should be read as being applicable to all related forward-looking statements wherever they appear in this prospectus. Our actual results could differ materially from those discussed in this report.

                Important factors that could cause or contribute to such differences include those discussed under the caption entitled "Risk Factors," as well as those discussed elsewhere in this Form 8K12G3.

                Domain Registration, Corp. was a wholly-owned subsidiary of Suzy-Path, Corp., a Nevada corporation. Suzy-Path, Corp. became the successor issuer to Bahamas Enterprises, Inc., a Nevada corporation organized under the laws of the State of Nevada on July 10, 1996. Domain Registration, Corp. became the successor company (successor by merger - acquisition of assets) in connection with a series of articles and plans of merger which resulted in the acquisition of all of the assets subject to the liabilities and obligations of each of Bahamas Enterprises, Inc. and Suzy-Path, Corp.

                We currently have a web site which we consider to be "under construction." Although we have defined "under construction" to mean that we intend to make substantive changes or improvements to the web site, the web site can be accessed by visitors through the world wide web. We own the domain names suzypathcorp.com, e-domainregistration.com and domainandwebhosting.com, and we will further develop these web sites with the services relating to the domain registration and web hosting.

                We intend to enhance our "under construction" web site and we intend to offer additional Verio products, if and when available, to meet potential customers changing requirements. We have no current plans, commitments or understandings to acquire or merge with any other company. Principal Services.

                We are now a selling organization and we collect a commission for referring qualified clients interested in securing Verio's services. On September 28, 2001, we entered into an agreement with Verio wherein we have been appointed as a non-exclusive authorized sales representative in the United States to solicit sales of Verio's services. These services include various domain registration services, web hosting services and e-commerce services. The agreement commenced as of September 28, 2001 and shall remain in effect for two years unless terminated pursuant to the provisions of the agreement. We may request up to three one year extensions of the agreement provided we make each such extension request in writing not more than 180 days and not less than 90 days before the expiration of the then current term. We are an independent contractor and we participate in what is known as Verio's Web Agent Referral Program ("WARP Program"). We make residual income for referring business to Verio. We start by earning 20% of revenue collected from each and every customer that signs up for web hosting services and can increase up to 30% when we have signed up in excess of 200 accounts. Verio provides us with a co-branded web page that we customize with our own introductory text and banner.

                Our web sites are at http://www.suzypathcorp.com, www.e-domainregistration.com and www.domainandwebhosting.com (our web sites and its contents, do not form any part of this report).

                Our Internet Provider's address is 208.55.91.104 and our domain address at Verio is http://www.domainregistration.v-warp.com/ (this web site and its linked contents do not form any part of this report).

                We can direct our customers to visit our web site to place orders or we can place orders on behalf of our customers (directly or through our sales representatives at Verio) or visitors can access our web site which allows them to place orders directly. The visitors are tracked through our site using cookies (defined as a mechanism which server side connections can use to both store and retrieve information on the client side of the connection) so when a tracked visitor places an order on our page, we receive a commission for the sale. We will be paid six times a year, every other month, and we will be mailed a commission check for collected revenues on the accounts that we sign up during the previous period. The commissions are paid on collected revenues and, we have been informed by Verio, that due to invoice processing procedures, invoices may take three to five days to complete processing. If the processing procedure occurs at the end of the cycle, we will receive the commission in the following cycle.

                In order for us to receive credit for a sale, our visitors to the co-branded site must have a so-called java script and cookie enabled browser. Substantially all of the browser's currently used are java script enabled and cookie enabled. All Netscape Navigator 3.0 or higher or Internet Explorer 3.0 or higher are java script and cookie enabled. If a visitor cannot or does not accept the tracking cookie, we will not be able to track the visitor and we will not be credited for the sale. We do not anticipate this occurring in many instances.

                We have established an email account at our domain and the email messages sent to our domain will be forwarded to the officers and directors. Verio and we have a firm policy against the transmission of unsolicited email ("spaming").

                We also have the ability to review the web usage statistics located on the Verio server. Verio has provided us with a sales representative who will assist us and our customers with all of the services that we provide. We believe that Verio's various hosting services are priced competitively with other providers of similar services as of the date hereof. However, pursuant to our agreement with Verio, they have the right to amend their service offerings and ad, delete, suspend or modify the terms and conditions of those services, at any time and from time to time, and to determine whether and when any such changes apply to both existing or future customers. Any changes may have an adverse effect upon our customers continuing to place orders with Verio. We may not at any time provide any billing arrangement or payment on behalf of our customers and Verio will not pay a commission to us in the event that a customer orders services directly from Verio's web site without first linking from our storefront web site.

                We currently provide domain name registration wherein the customer will secure a domain name, be supplied with a free "welcome" page and receive unlimited mail forwarding to a default address. In addition, we have a domain pointer plan wherein the name and page will indicate "under construction" until such time as the customer points the person accessing the web site to another specific page.

                In addition, Verio has a series of various web hosting plans at various costs, as low as $24.95 per month with a $50.00 set up fee to very expensive web hosting plans. We believe that the typical person who will utilize our services will be interested in a cost of not to exceed $100.00 per month with $100.00 set up fee. The ExpresStart Plan costs $24.95 per month with a $50.00 set up fee. This plan provides for the customer to have seven web pages, ten megabytes of diskspace, ten email accounts, 20 email forwarding locations and one autoresponder. The Bronze Plan costs $24.95 per month with a $50.00 set up fee. This Plan provides five gigabytes of monthly data transfer, 100 megabytes of diskspace and ten configureable em*il accounts. The Silver Plan costs $29.95 per month plus $50.00 set up fee. This Plan consists of 7.5 gigabytes of monthly data transfer, 150 megabytes of diskspace and 20 configureable email accounts. The Gold Plan costs $99.95 per month plus $50.00 set up fee. This Plan provides 10 gigabytes of monthly data transfer, 200 megabytes disk space (enough room for video, auto, multimedia presentations and related computer so-called "bells and whistles") and 30 configureable email accounts. The Company also has a Silver Plan Windows 2000(R) which costs $49.95 per month and $50 set up fee. This Plan consists of 7.5 gigabytes of monthly data transfer, 150 megabyte disk space and 20 configureable email accounts. The Gold Plan Windows 2000(R) costs $99.95 per month plus $100.00 set up fee. This Plan consists of 10 gigabytes of monthly data transfer, 200 megabyte disk space (enough room for video, auto, multimedia presentations and related computer so-called "bells and whistles") and 30 configureable email accounts. As it relates to the Windows 2000(R) Plans, the customer is able to use the account control panel and uses his or her own software to build and publish the site.

                In connection with the transactions with Verio, Verio provides our customers with daily backups, UPS power backup, diesel backup generator, 24 hour, seven day a week network monitoring provided by Verio. Further, Verio guarantees our customers a 99 percent up time with refunds for times less than 99%.

                Although Verio has other services for which we may earn a commission (e-commerce hosting plans), we will work with Verio to register the domain name, set up the customers web hosting account and bill and maintain the web site for a low monthly price selected for the hosting plan so that the customer will be able to build its business while Verio builds the web site.

                We have no products and other services than set forth above. We currently have no other services announced or planned to be announced to the public.

Distribution.

                We deliver our services through our web sites. We have the domain names www.suzypathcorp.com, www.e-domainregistration.com and www.domainandwebhosting.com and Verio is our Internet service provider and web site developer. Except for Verio, we have not and do not intend to formulate any other relationships for the hosting, development or maintenance of a web site.

Competitive Business Conditions.

                We will remain an insignificant player among the firms that engage in selling domain name registration services and web site hosting services. There are many established Internet companies which provide these services, ancillary to their regular services, and there are many established domain name registration companies and web site hosting companies which have significantly greater financial and personal resources and technical expertise than we have. The WARP Program from Verio is available to other entities. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to other selling organizations and those services which directly register domain names and those companies which provide web site hosting services.

                In addition, we will face competition from other entities providing services similar to ours. We will face intense competition in all aspects of the internet business. The market for the providing of domain registration and web service hosting is extremely competitive and highly fragmented. There are no substantial barriers to entry and we expect that competition will continue to intensify. The primary competitive factors determining success in this market are a reputation for reliability and service, effective customer support, and pricing. Our affiliate sales relationship with Verio will assist us in competing. However, our competition may offer convenience and customer service superior to ours. In addition, these companies may have better marketing and distribution channels.

Verio.

                Verio is a large web hosting company and a provider of comprehensive internet services. It has more than 4,000 resellers in the United States, more than 170 in other countries, all of which may compete with us. Verio has preferential marketing agreements with other internet online companies, provides private label and co-branded distribution relationships with telecommunications companies and also has in-house telemarketing operations. While basic internet access and web hosting services constitute the predominate services offered by Verio, Verio's focus is on the so-called "enhanced services," what is deemed to be the fastest growing segment of the internet services market. As business users of the internet adopt enhanced services, they also require additional bandwith and web site functionality to support their expanded use of the internet.

                Although potential customers could go directly to Verio (or any other third party) provider of domain registration services, web hosting services and e-commerce services, we believe that the so-called low end, entry level services which we market, through Verio's web agent referral program, constitutes a less competitive niche wherein we may be able to achieve residual income for referring customers to Verio through the use of a user friendly web site. Verio's large existing customer base and strong, balance position in both the internet access and web hosting service platforms gives Verio a competitive edge in offering its services which include applications hosting, e-commerce, premier data centers, managed services, co-location and security products.

Customer Base.

                We have had limited visitors to our web site and we have not received any revenues from any customers who have paid Verio. If we are not able to establish a customer base in the future, we will not be profitable.

                In order to establish a customer base and to be competitive in providing domain registration services and web hosting services, we will need to implement our marketing strategy to the potential customer who desires to register his domain and have available low cost web site hosting services. Our success depends upon our ability to strategically list our web site with search engines and establish reciprocal click-through agreements with other web sites at an acceptable cost with what we hope to have as our user friendly web site. Although our competition will be "bundling" additional internet, networking and e-commerce services, because they target larger well established businesses, we believe that there are many potential customers who are interested only in domain registration and low cost web site hosting services, or either. Although we believe that our plan of operation is feasible, we cannot assure you that we will be able to properly market our services or that our anticipated niche in domain registration and web site hosting service is viable.

Sources and Availability of Raw Materials.

                We have no raw materials or suppliers.

Intellectual Property.

                We do not have any trademarks, patents, licenses, royalty agreements, or other proprietary interest.

Governmental Regulation Issues.

                We are not now affected by direct government regulation, generally and laws or regulations directly applicable to access to or commerce on the Internet.

                However, due to increasing usage of the Internet, a number of laws and regulations may be adopted relating to the Internet, covering user privacy, pricing, and characteristics and quality of products and services. Furthermore, the growth and development for Internet commerce may prompt more stringent consumer protection laws imposing additional burdens on those companies conducting business over the Internet. The adoption of any additional laws or regulations may decrease the growth of the Internet, which, in turn, could decrease the demand for Internet services and increase the cost of doing business on the Internet. These factors may have an adverse effect on our business, results of operations and financial condition.

                Moreover, the interpretation of sales, tax, libel and personal privacy laws applied to Internet commerce is uncertain and unresolved. We may be required to qualify to do business as a foreign corporation in each such state or foreign country. Our failure to qualify as a foreign corporation in a jurisdiction where we are required to do so could subject us to taxes and penalties. Any such existing or new legislation or regulation, including state sales tax, or the application of laws or regulations from jurisdictions whose laws do not currently apply to our business, could have a material adverse effect on our business, results of operations and financial condition.

Research and Development.

                Other than our initial web site development, we have not undergone any research and development activity.


Environmental Law Compliance.

                We do not anticipate any environmental compliance expense.

Employees.

                We currently have one employee, Amy Hadley, our president and director, who works for our Company part-time without compensation. We have no employment contracts and our employee is not a union member or affected by labor contracts. We have a sales representative, supplied by Verio at their cost and expense to assist customers, at no cost or expense to the Company.

Reports to Security Holders.

                We are a reporting company pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and we will file quarterly, annual and other reports with the Securities and Exchange Commission. Our annual report will contain the required audited financial statements. The reports and other information filed by us will be available for inspection and copying at the public reference facilities of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

                Copies of such material may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the Commission maintains a world wide web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

I.      Plan of operation.

                The discussion contained in I. Plan of Operation contains "forward-looking statements" that involve risk and uncertainties. These statements may be identified by the use of terminology such as "believes," "expects," "may," "will," "should" or anticipates" or expressing this terminology negatively or similar expressions or by discussions of strategy. The cautionary statements made in this prospectus should be read as being applicable to all related forward-looking statements wherever they appear in this prospectus. Our actual results could differ materially from those discussed in this prospectus.

                Important factors that could cause or contribute to such differences include those discussed under the caption entitled "Risk Factors," as well as those discussed elsewhere in this Form 8K12G3.

                We are a development stage company with limited operations and no revenues. We are unable to satisfy cash requirements without management's financial support. We anticipate that we will meet our cash requirements for the foreseeable future through the financial support of our management. Management's financial accommodations will be evidenced by non-interest bearing promissory notes between our company and management. No promissory notes are currently in effect. We have not determined the amount of funds that will be necessary for management to contribute at this time.

                Over the next twelve months, we plan to market our web site and we will do domain registration and web hosting sales. We will require additional funds to market our web site. Our cost of maintaining the web site, without any marketing costs and expense, should not exceed the sum of $80.00 per month. We are obligated through September 28, 2002 to Verio in connection with this expense. The officers and directors have agreed to fund our "burn rate," pay off all offering expenses and expenses of having us comply with the federal securities laws (and being a public company) and have orally agreed to extend, if required, a "line of credit" in the amount of $10,000, without interest, to implement our marketing plan. Upon implementation of our marketing plan, we expect that our "burn rate" will increase to approximately $800 per month. Not to exceed $500 per month will be expended for maintaining our web site and for the strategic listing of our web site with major search engines. The balance of approximately $300 will be utilized in connection with establishing reciprocal click-through agreements with complementary web site and for the expenses of having us comply with the federal securities laws. The line of credit will expire on August 31, 2002. As of the date hereof, no funds have been drawn down on the line of credit. These agreements may not be enforceable. There is no assurance that we will be able to obtain financing for our business development. If adequate funds are not available to us, we believe that our business development will be adversely affected.

                Our objective will be to market the web site upon full completion of its development - after we feel it is no longer "under construction." This marketing strategy is subject to our having sufficient funding to carry out our plan which will include the following elements:

                A. Strategic listing of our web site with major search engines in order to increase the visibility of our web site when users enter applicable keywords, such as "domain registration" and "web site hosting," with major search engines. We believe that many of the people looking for information concerning domain registration and web site hosting will enter those keywords with major search engines in order to find relevant web sites. Our objective will be to ensure that our site is frequently cited by major search engines when these keywords are searched; and

                B. Reciprocal click-through agreements with complementary web sites who are prepared to allow us to place links to our web site on their web sites in consideration for us permitting a reciprocal link to their web site on our web site.

                The exact nature of our marketing plan will depend on a number of factors, including the availability of funds to implement our marketing plan and internet marketing conditions and practices at the time we complete development of our web site. We may pursue different marketing strategies from the marketing strategies listed above.

                Until such time as we market our web site, if ever, we may not have revenues from our operations. We anticipate that if our web site is properly marketed, we will generate revenues from the sale of domain registration and web hosting sales. There is no assurance that we will be successful in selling our services on our web site. We have no other sources of revenue. As such, if we are not successful in this regard, we will be unable to achieve revenues under our current business plan.

                We do not anticipate significant research and development expenses over the next twelve months. We do not expect to purchase or sell any plant and significant equipment or make any significant changes in the number of employees over the next twelve months.

J.      Description of property.

                Our executive offices are located at 6767 West Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103-4754 where we occupy space supplied by our registered agent. The space is approximately 200 square feet total, of which we occupy a small portion without charge. We feel that this space is adequate for our needs at this time, and we feel that we will be able to locate adequate space in the future, if needed, on commercially reasonable terms.

K.      Certain relationships and related transactions.

                Other than the sale and issuance of the shares of stock of Suzy-Path, Corp. to its sole shareholder and the capital contribution by the then sole shareholder of Suzy-Path, Corp. to Domain Registration, Corp. in connection with the formation of Domain Registration, Corp., and the executory agreement to provide added financing, we have not entered into any transactions with our officers, directors, persons nominated for such positions, beneficial owners of five (5%) percent or more of our common stock, or family members of such persons. We are not a subsidiary of any other company.

                Any transactions between the Company and its officers, directors or five percent shareholders, and their respective affiliates, will be on terms no less favorable than those terms which could be obtained from unaffiliated third parties and said transactions will be approved by a majority of the independent and disinterested directors.

L.      Market for common equity and related stockholder matters.

Market Information and Market Price.

                There is no trading market for our common stock at present and there has been no trading market to date. Our common stock is not traded on any exchange. We plan to eventually seek listing on the OTC Bulletin Board, at such time as we have reached a no comment status from the Securities and Exchange Commission if they review this Form 8K12G3. We cannot guarantee that we will obtain a listing. There is no trading activity in our securities, and there can be no assurance that a regular trading market for our common stock will ever be developed.

                There is no assurance that a trading market will ever develop or, if such a market does develop, that it will continue. We intend to request a broker-dealer to make application to the NASD Regulation, Inc. to have the Company's securities traded on the OTC Bulletin Board System or published, in print and electronic media, or either, in the Pink Sheets LLC "Pink Sheets."

Other stock market considerations.

                The Securities and Exchange Commission adopted Rule 15g-9, which established the definition of a "penny stock," for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stock in both public offering and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

                For the initial listing in the NASDAQ SmallCap market, a company must have net tangible assets of $4 million or market capitalization of $50 million or a net income (in the latest fiscal year or two of the last fiscal years) of $750,000, a public float of 1,000,000 shares with a market value of $5 million. The minimum bid price must be $4.00 and there must be 3 market makers. In addition, there must be 300 shareholders holding 100 shares or more, and the company must have an operating history of at least one year or a market capitalization of $50 million.

                For continued listing in the NASDAQ SmallCap market, a company must have net tangible assets of $2 million or market capitalization of $35 million or a net income (in the latest fiscal year or two of the last fiscal years) of $500,000, a public float of 500,000 shares with a market value of $1 million. The minimum bid price must be $1.00 and there must be 2 market makers. In addition, there must be 300 shareholders holding 100 shares or more.

                We intend to request a broker-dealer to make application to the NASD Regulation, Inc. to have our securities traded on the OTC Bulletin Board Systems or published, in print and electronic media, or either, in the Pink Sheets LLC "Pink Sheets," or either. Shareholders.

                As of October 25, 2001, we have 26 shareholders of record of our common stock.

Dividends.

                We have not declared any cash dividends on our common stock since our inception and do not anticipate paying such dividends in the foreseeable future. We plan to retain any future earnings for use in our business. Any decisions as to future payment of dividends will depend on our earnings and financial position and such other factors, as the board of directors deems relevant.

Transfer Agent.

                Our transfer agent is:

                      Pacific Stock Transfer Company
                      500 E. Warm Springs, Suite 240
                      Las Vegas, Nevada 89119
                      (702) 361-3033
                      (702) 433-1979 (fax)

CUSIP Number.

                Our CUSIP number is 25702N 10 7


M.      Executive Compensation.

                No executive compensation has been paid since our inception. We have paid no compensation or consulting fees to any of our officers or directors and we are not a party to any employment agreements. We have made no advances and no advances are contemplated to be made by us to any of our officers or directors. We have no retirement, pension, profit sharing or stock option plans or insurance or medical reimbursement plans covering our officers and directors and we do not contemplate implementing any such plans. Although each of the officers are technically employees, except for Amy Hadley, none of the officers spent more than two hours per month developing our business. No value has been assigned to any of the services performed by our officers (employees) and no compensation will be awarded to, earned by, or paid to these officers. Amy Hadley is now the only officer who serves as an employee and is the only person who provides services to us in connection with the implementation of our plan of operation. We do contemplate, however, that any officer and director will be entitled to reimbursement for out of pocket expenditures for activities on our behalf. There are no transactions between us and any third party wherein the purpose of the transaction is to furnish compensation to any of our officers and directors. We do not anticipate any compensation to be paid to any officer and director for the fiscal year ended December 31, 2001.

N.      Indemnification.

                The Company's articles of incorporation provide, in paragraph 12, the following:

                No director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages or breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

                Nevada Revised Statutes, Section 78.751 reads, in full, as follows:

                1. Any discretionary indemnification under NRS 78.7502, unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

                        (a) By the stockholders;

                        (b) By the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

                        (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

                        (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

                2. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director of officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

                3. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:

                        (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

                        (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

                The Company has been informed that liability is not eliminated or limited unless the Company includes the provision, like it has, in its original articles of incorporation or ads the provision by amendment. Under Nevada law, liability may be eliminated or limited as to both directors and officer. Thus, the liability of a director may be eliminated for breach of his or her fiduciary duty as an officer. Similarly, an officer may be relieved of liability to the Company for breach of his or her duties as an officer. However, the law does not permit the elimination of limitation of liability for acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The Company has also been informed that the adoption of a provision eliminating liability of directors or officers does not mean that these individuals will never find themselves as a defendant in actions or suits arising from the performance of their duties. First, liability may not be eliminated or limited for acts or omissions which involve intentional misconduct, fraud, or knowing violation of law. Second, liability may not be eliminated or limited for the payment of dividends in violation of Nevada Revised Statutes. The Company has also been informed that the statute refers only to liability for damages. Thus, the article provision will not protect a director or officer from suits seeking equitable relief or orders requiring the return of corporate property. Since the statute is limited to liability of a director or officer to the corporation or stockholders, the provision will afford no protection in suits brought by third parties. As the statute reflects, it applies only to liability for breach of fiduciary duty as a director or officer. If a director or officer is also a majority stockholder, he or she may be liable for monetary damages for breach of duty to the minority. Further, the

Company has been advised that the directors and officers will not be able to escape liability for violations of federal and state securities laws.

O.      Recent sales of unregistered securities.

Securities sold.

                Bahamas Enterprises, Inc. authorized the sale and issuance of 2,100,000 shares of common stock on July 31, 1996. All of the shares of common stock of the Company then issued had been issued for investment purposes in a "private transaction" and are "restricted" shares as defined in Rule 144 under the Securities Act of 1933, as amended. These shares may not be offered for public sale except under Rule 144, or otherwise, pursuant to said Act.

                The following are the names of the 25 issuees and the number of shares purchased by each of them from us.

                      Name                             Number of Shares
                      ----                             ----------------
               Felicia May Nilson                           500,000
               Stuart Curtis Nilson                         600,000
               Vickie L. Andre                              350,000
               Cheryl E. Solomon                             40,000
               Nicholas Cappele                              20,000
               Peggy Melilli                                 20,000
               Dennis Melilli                                20,000
               Debra E. White                                30,000
               Keith Boivin                                  30,000
               Patricia L. Martin                            30,000
               Charles L. Jones                              40,000
               Grace M. Jones                                40,000
               Laree E. Jones                                30,000
               Lew Huster                                    20,000
               Mitch C. Mullins                              30,000
               Gerald Edward Russo                           40,000
               David W. Wiedeman                             30,000
               Victoria J. Fisher                            30,000
               Gail Kunz                                     20,000
               Gary T. Peterson                              30,000
               Diana F. Peterson                             30,000
               Dorothy A. Guerra                             30,000
               Gilbert Guerra                                30,000
               Michael Browers                               30,000
               Julia Browers                                 30,000
                                                          ---------
                                                          2,100,000

                Each of said shareholders had owned the shares of common stock since October 15, 1997.

                Suzy-Path, Corp. authorized the sale and issuance of 20,000 shares of common stock to Amy Hadley on September 20, 1999 and Amy Hadley made a capital contribution of $15,000 for the sale and issuance of one share of stock of Domain Registration, Corp. on August 1, 2001.

                Pursuant to the Articles and Plan of Merger of Bahamas Enterprises, Inc. and Suzy-Path, Corp., the 2,100,00 shares held by the existing shareholders of Bahamas Enterprises, Inc. continued to remain outstanding and the 20,000 shares of stock of Suzy-Path, Corp. held by Amy Hadley was converted into 2,000,000 shares of common stock of Suzy-Path, Corp. Accordingly, Amy Hadley became the holder of 2,000,000 shares of the common stock of Suzy-Path.

                The Articles and Plan of Merger of Suzy-Path, Corp. and Domain Registration, Corp. did not effect the proportional ownership interests of the shareholders. Each existing shareholder retained the exact same proportional ownership. As of the effective date under the Articles and Plan of Merger of Suzy-Path, Corp. and Domain Registration, Corp., each outstanding share remained outstanding without any action on the part of the holder thereof and became an equal number of shares of stock of Domain Registration, Corp. The one outstanding share of stock of Domain Registration, Corp. (owned by Suzy-Path, Corp.) was restored to authorized but unissued.

                In summary, Rule 144 applies to affiliates (that is, control persons) and nonaffiliates when they resell restricted securities (those purchased from the issuer or an affiliate of the issuer in nonpublic transactions). Nonaffiliates reselling restricted securities, as well as affiliates selling restricted or nonrestricted securities, are not considered to be engaged in a distribution and, therefore, are not deemed to be underwriters as defined in Section 2(11) of the Securities Act of 1933, as amended, if six conditions are met:

                (1) Current public information must be available about the issuer unless sales are limited to those made by nonaffiliates after two years.

                (2) When restricted securities are sold, generally there must be a one-year holding period.

                (3) When either restricted or nonrestricted securities are sold by an affiliate after one year, there are limitations on the amount of securities that may be sold; when restricted securities are sold by nonaffiliates between the first and second years, there are identical limitations; after two years, there are no volume limitations for resales by nonaffiliates.

                (4) Except for sales of restricted securities made by nonaffiliates after two years, all sales must be made in brokers' transactions as defined in Section 4(4) of the Securities Act of 1933, as amended, or a transaction directly with a "market maker" as that term is defined in Section 3(a)(38) of the 1934 Act.

                (5) Except for sales of restricted securities made by nonaffiliates after two years, a notice of proposed sale must be filed for all sales in excess of 500 shares or with an aggregate sales price in excess of $10,000.

                (6) There must be a bona fide intention to sell within a reasonable time after the filing of the notice referred to in (5) above.

Underwriters and other purchasers.

                There were no underwriters in connection with the sale and issuance of any securities.

                Felicia May Nilson, Scott Curtis Nilson, Vickie L. Andre and Amy Hadley are affiliates, as that term is defined under the various federal securities laws.

Consideration.

                Each of the Bahamas Enterprises, Inc. shares of stock were originally sold for cash. Each shareholder paid $.001 per share for the shares, and the aggregate consideration received by us was $2,100.00.

                Each of the Suzy-Path, Corp. shares of stock were originally sold for cash. Amy Hadley paid $.01 for the shares, and the aggregate consideration received by us was $2,000. The one share of stock of Domain Registration, Corp., which was surrendered for cancellation as part of the Articles and Plan of Merger was sold for $15,000 cash.

Exemption from Registration Relied Upon.

                The sale and issuance of the shares of stock was exempt from registration under the Securities Act of 1933, as amended, by virtue of section 4(2) as a transaction not involving a public offering. Each of the shareholders had acquired the shares for investment and not with a view to distribution to the public.

                The Bahamas Enterprises, Inc. offering was only made to the purchasing shareholders and each received or had access to information about us, the offering was made through direct communication by our officers and directors, and we believed that each of the offerees had such knowledge and experience in financial and business matters that he and she was capable of evaluating the merits and risk of the prospective investment, the offeree was a person who was able to bear the economic risk of the investment, and immediately before making the sale, after making a reasonable inquiry, we believed that the offeree had the requisite knowledge and experience to bear the economic risk of the investment, i.e., the offeree could afford to hold the shares for an indefinite period and at the time of the investment, he or she could afford a complete loss.

                The Articles and Plan of Merger of Suzy-Path, Corp. and Domain Registration, Corp. did not effect the proportional ownership interests of any of our shareholders. Each existing shareholder retained the exact same proportional ownership. No shareholder was or is required to surrender his or her then outstanding shares for shares of common stock of Domain Registration, Corp.

Dissenter's rights as a result of the merger.

                The Articles and Plans of Merger may create certain shareholder dissenter's rights, under the laws of the State of Nevada, in that the corporate action was taken by written consent of only the majority shareholders - affiliates Amy Hadley, Felicia May Nilson, Stuart Curtis Nilson and Vickie L. Andre and without the vote of the shareholders. We believe that the shares of common stock held by the non-affiliate existing shareholders, if exchanged for conversion for shares of common stock of Domain Registration, Corp., as a result of the merger, shall be deemed to have been acquired at the same time as the shares of common stock surrendered for conversion under Rule 144(d)(3)(ii). If the shareholders do have the right to dissent, he or she may be able to obtain payment of the fair value of his or her shares as of October 10, 2001. The majority shareholders - affiliates do not have any shareholder dissenter's right to payment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                Copies of the following documents are filed with this Form 8K12G3 as exhibits:

                A.      Financial Statements.

                        Financial statements giving affect to the transaction will be filed as an amendment to this Form 8K12G3 or, alternatively, as a Form 10QSB, all within the time requirements imposed by the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

                B.      Proforma Financial Information.

                        None.

                C.      Other Exhibits.

                        3.1     Articles of Incorporation.

                        3.2     Bylaws.

                        10.1    Articles and Plan of Merger.

                        10.2    Verio "WARP" Agreement

                        4.1 Form of certificate evidencing shares of common stock.

                                   SIGNATURES

                In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form 8K12G3 and authorized the Form 8K12G3 to be signed on October 25, 2001.

                                            DOMAIN REGISTRATION, CORP.



                                            By: /s/ Amy Hadley
                                                --------------------------------
                                                Amy Hadley